                                  SCHEDULE 14A

                                 (RULE 14a-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                       AIM SELECT REAL ESTATE INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

    (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

    (3)  Filing Party:

          ----------------------------------------------------------------------

    (4)  Date Filed:

          ----------------------------------------------------------------------

                       AIM SELECT REAL ESTATE INCOME FUND
               11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2005

     We cordially invite you to attend our 2005 Annual Meeting of Shareholders (the "Meeting") to:

          1. Elect five (5) trustees to the Board of Trustees of AIM Select Real Estate Income Fund (the "Fund"), to serve for a term of three years, and until their successors are elected and qualified:

               a. four (4) trustees to be elected by the holders of the Fund's Common Shares and Fund's Auction Rate Preferred Shares, voting together as a single class; and

               b. one (1) trustee to be elected by the holders of the Fund's Auction Rate Preferred Shares only, voting separately as a single class.

          2. Ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent auditors of the Fund for its fiscal year ending December 31, 2005.

          3. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     We are holding the Meeting on May 9, 2005 at 1:00 p.m., Central Time, at the Fund's offices located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

     The holders of the Fund's Auction Rate Preferred Shares will have equal voting rights with the holders of the Fund's Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on the proposal to elect four of the five trustees, the proposal to ratify the independent auditors, and other business as may properly come before the Meeting or any adjournment or postponement thereof. The holders of the Fund's Auction Rate Preferred Shares, voting separately as a class, will separately vote for the election of Carl Frischling as a trustee. Mr. Frischling has been designated as one of the two trustees of the Fund who are to be elected by the holders of the Fund's Auction Rate Preferred Shares. (See "Proposal 1: Election of Trustees" in the enclosed Proxy Statement).

     We request that you execute and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the

Board of Trustees of the Fund. Your vote is important for the purpose of ensuring a quorum at the meeting. You may revoke your proxy at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of the Fund, or by voting in person at the Meeting. Only shareholders of record on March 23, 2005, will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

                                       /s/ Kevin M. Carome

                                       Kevin M. Carome
                                       Secretary
Houston, Texas
April 5, 2005

                             YOUR VOTE IS IMPORTANT

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.

                       AIM SELECT REAL ESTATE INCOME FUND
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2005

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

PROXY STATEMENT

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees (the "Board") of AIM Select Real Estate Income Fund (the "Fund") is soliciting your proxy to vote at the 2005 annual meeting of shareholders and at any adjournments or postponements of the annual meeting (collectively, the "Meeting"). This Proxy Statement gives you information about the business to be conducted at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card are first being sent on or about April 5, 2005, to all shareholders entitled to vote. Shareholders of record of the Fund's Auction Rate Preferred Shares, liquidation preference $25,000 per share (the "Preferred Shares"), and the Fund's common shares (the "Common Shares") as of the close of business on March 23, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 39,935,436 Common Shares and 8,200 Preferred Shares outstanding. The Common Shares and the Preferred Shares are collectively referred to as the "Shares." We know of no beneficial owner of more than 5% of either class of the Shares.

     The holders of the Preferred Shares will have equal voting rights with the holders of the Common Shares (that is, one vote per share), and will vote together with the holders of Common Shares as a single class on the proposal to elect four of the five trustees, the proposal to ratify the independent auditors, and other business as may properly come before the Meeting. The holders of the Preferred Shares, voting separately as a class, will vote for the election of Carl Frischling as a trustee. Mr. Frischling is one of two trustees of the Fund who have been designated as representing the holders of the Preferred Shares (See "Proposal 1: Election of Trustees" below).

TIME AND PLACE OF MEETING

     We are holding the Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on May 9, 2005, at 1:00 p.m., Central Time.

PROPOSAL TABLE

     The following table indicates the matters on which shareholders are solicited:

          1.a Election of four (4) trustees by holders of Common Shares and Preferred Shares, voting together as a single class.

          1.b Election of one (1) trustee by holders of Preferred Shares, voting as a separate class.

          2. Ratification of independent auditors.

ANNUAL REPORT DELIVERY

     We have previously sent to shareholders the annual report for the Fund, including financial statements for the fiscal year ended December 31, 2004. The financial statements should be read in conjunction with the disclosure included in this Proxy Statement under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation." If you have not received such report or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 952-3502. We will furnish such report free of charge.

VOTING IN PERSON

     If you do attend the Meeting and wish to vote in person, we will provide you a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee which states that you were the beneficial owner of a specified number of shares on the Record Date and which authorizes you to vote such shares. Please call the Fund at (800) 952-3502 if you plan to attend the Meeting in person.

VOTING BY PROXY

     Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your proxy (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

     - FOR the election of all five nominees for trustee.

     - FOR ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent auditors for 2005.

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised by sending us another properly completed proxy card with a later date or by notifying the Fund's Secretary (in writing to the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting) that you have revoked such authorization. In addition, although merely attending the Meeting will not revoke your proxy, if you are present at the Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the Proposals 1a and 2 if shareholders entitled to vote one-third of all Shares issued and outstanding on the Record Date are present at the Meeting in person or represented by proxy. A quorum will exist for Proposal 1b if shareholders entitled to vote one-third of all Preferred Shares issued and outstanding on the Record Date are present at the Meeting in person or represented by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on all proposals even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the Proposals are considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

     If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal FOR such an adjournment and will vote those proxies required to be voted AGAINST such Proposal AGAINST such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE A PROPOSAL

     Proposals 1.a and 1.b Trustees are elected by a plurality vote of Common Shares and/or Preferred Shares, as the case may be, cast at the Meeting, meaning that the trustee nominee with the most affirmative votes for a particular Board seat is elected for such Board seat. Because only one person has been nominated for each Board seat, and this election is not being contested, as long as each nominee receives a vote, he or she will be elected trustee. Abstentions will not count as votes cast and will have no effect on the outcome of these Proposals. We expect that brokers will be entitled to vote on these Proposals, but any broker non-vote will have no effect on the outcome of these Proposals.

     Proposal 2. The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent auditors. Abstentions will not count as votes cast and will have no effect on the outcome of this Proposal. We expect that brokers will be entitled to vote on this Proposal, but any broker non-vote will have no effect on the outcome of this Proposal.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

STRUCTURE OF THE BOARD

     The Board currently consists of fifteen (15) persons. Thirteen (13) of the trustees are "independent," meaning they are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Two (2) of the trustees are "interested persons" because of their business and financial relationships with the Fund and A I M Advisors, Inc. ("AIM"), the Fund's investment advisor, and/or AIM's parent, AMVESCAP PLC ("AMVESCAP").

     The Board is divided into three classes for purposes of election. Shareholders elect trustees in one class at each annual meeting of shareholders. Trustees in each class serve for a three-year term and until his or her successor is elected and qualified. Classifying the Board for election may be regarded as an "anti-takeover provision" because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

NOMINEES FOR TRUSTEES

     The Fund's Governance Committee (which consists solely of independent trustees) has approved the nomination of each of the three (3) independent trustees whose terms are expiring in 2005, as set forth below, to serve for terms that expire in 2008 and until his or her successor is elected and qualified. The Board has approved the nomination of each of the two (2) interested trustees whose terms are expiring in 2005, as set forth below, to serve for terms that expire in 2008 and until his or her successor is elected and qualified. Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, the persons named as proxy will vote for another nominee proposed by the Board.

     At the Meeting, the holders of the Fund's Preferred Shares will have equal voting rights with the holders of the Fund's Common Shares (i.e., one vote per share), and, except as discussed below, will vote together with the holders of the Fund's Common Shares as a single class on all proposals to be brought before the Meeting. At the Meeting, the holders of the Fund's Preferred Shares, voting separately as a class, have the right to elect one trustee of the Fund. The holders of the Fund's Common Shares do not have the right to vote with respect to the election of this nominee who is Carl Frischling.

     Each trustee (including the nominees) serves as a trustee of the 19 registered investment companies, consisting of a total of 114 portfolios, that make up the AIM Fund complex. The business address of each trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

  NOMINEES WHO ARE INDEPENDENT TRUSTEES

                        TRUSTEE      PRINCIPAL OCCUPATION(S)             OTHER
NAME AND YEAR OF BIRTH   SINCE         DURING PAST 5 YEARS        DIRECTORSHIP(S) HELD
----------------------  -------      -----------------------      --------------------
Albert R.                2002     Director of a number of        Cortland Trust, Inc.
 Dowden -- 1941.......            public and private business    (Chairman) (registered
                                  corporations, including the    investment company);
                                  Boss Group, Ltd. (private      Annuity and Life Re
                                  investment and management)     (Holdings), Ltd.
                                  and Magellan Insurance         (insurance company)
                                  Company
                                  Formerly: Director, President
                                  and Chief Executive Officer,
                                  Volvo Group North America,
                                  Inc.; Senior Vice President,
                                  AB Volvo; and director of
                                  various affiliated Volvo
                                  companies
Carl                     2002     Partner, law firm of Kramer    Cortland Trust, Inc.
 Frischling -- 1937...            Levin Naftalis and Frankel     (registered investment
                                  LLP                            company)
Gerald J.                2004     Chairman, Lawsuit Resolution   None
 Lewis -- 1933........            Services (San Diego,
                                  California)

  NOMINEES WHO ARE INTERESTED PERSONS

                        TRUSTEE      PRINCIPAL OCCUPATION(S)             OTHER
NAME AND YEAR OF BIRTH   SINCE         DURING PAST 5 YEARS        DIRECTORSHIP(S) HELD
----------------------  -------      -----------------------      --------------------
Robert H. Graham(1) --
 1946.................   2002     Director and Chairman, A I M   None
  Trustee, Vice Chair             Management Group Inc.
  and President                   (financial services holding
                                  company); Director and Vice
                                  Chairman, AMVESCAP PLC and
                                  Chairman of AMVESCAP
                                  PLC -- AIM Division (parent
                                  of AIM and a global
                                  investment management firm)
                                  Formerly: President and Chief
                                  Executive Officer, A I M
                                  Management Group Inc.;
                                  Director, Chairman and
                                  President, A I M Advisors,
                                  Inc. (registered investment
                                  advisor); Director and
                                  Chairman, A I M Capital
                                  Management, Inc. (registered
                                  investment advisor), A I M
                                  Distributors, Inc.
                                  (registered broker dealer),
                                  AIM Investment Services, Inc.
                                  (registered transfer agent),
                                  and Fund Management Company
                                  (registered broker dealer);
                                  and Chief Executive Officer,
                                  AMVESCAP PLC -- Managed
                                  Products

                        TRUSTEE      PRINCIPAL OCCUPATION(S)             OTHER
NAME AND YEAR OF BIRTH   SINCE         DURING PAST 5 YEARS        DIRECTORSHIP(S) HELD
----------------------  -------      -----------------------      --------------------
Mark H.
 Williamson(2) --        2003     Director, President and Chief  None
 1951.................            Executive Officer, A I M
  Trustee and                     Management Group Inc.
  Executive Vice                  (financial services holding
  President                       company); Director, Chairman
                                  and President, A I M
                                  Advisors, Inc. (registered
                                  investment advisor);
                                  Director, A I M Capital
                                  Management, Inc. (registered
                                  investment advisor) and A I M
                                  Distributors, Inc.
                                  (registered broker dealer);
                                  Director and Chairman, AIM
                                  Investment Services, Inc.
                                  (registered transfer agent),
                                  Fund Management Company
                                  (registered broker dealer)
                                  and INVESCO Distributors,
                                  Inc. (registered broker
                                  dealer); and Chief Executive
                                  Officer, AMVESCAP PLC -- AIM
                                  Division (parent of AIM and a
                                  global investment management
                                  firm).
                                  Formerly: Director, Chairman,
                                  President and Chief Executive
                                  Officer, INVESCO Funds Group,
                                  Inc.; President and Chief
                                  Executive Officer, INVESCO
                                  Distributors, Inc.; Chief
                                  Executive Officer, AMVESCAP
                                  PLC -- Managed Products.

---------------

(1) Mr. Graham is considered an interested person of the Fund because he is a director of AMVESCAP PLC, parent of AIM, the Fund's advisor. Prior to October 4, 2004, Mr. Graham served as Chair of the Board.

(2) Mr. Williamson is considered an interested person of the Fund because he is an officer and a director of AIM, the Fund's advisor.

THE BOARD'S RECOMMENDATION ON PROPOSALS 1.A AND 1.B

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" these five nominees. The holders of the Fund's Preferred Shares, voting separately as a class, will vote on the election of Carl Frischling as a trustee of the Fund. The holders of the Fund's Common Shares do not have the right to vote with respect to Carl Frischling's election.

INFORMATION ABOUT THE FUND'S OTHER TRUSTEES

     Information about the Fund's other trustees is presented below.

  CONTINUING INDEPENDENT TRUSTEES

NAME AND                TRUSTEE      PRINCIPAL OCCUPATION(S)             OTHER
YEAR OF BIRTH            SINCE         DURING PAST 5 YEARS        DIRECTORSHIP(S) HELD
-------------           -------      -----------------------      --------------------
Bruce L.
 Crockett(1)(2) --
 1944.................   2002     Chairman, Crockett Technology  ACE Limited (insurance
                                  Associates (technology         company); and
                                  consulting company)            Captaris, Inc.
Bob R.
 Baker(3) -- 1936.....   2004     Retired                        None
Frank S.
 Bayley(3) -- 1939....   2002     Retired                        Badgley Funds, Inc.
                                  Formerly: Partner, law firm    (registered investment
                                  of Baker & McKenzie            company)
James T.
 Bunch(2) -- 1942.....   2004     Co-President and Founder,      None
                                  Green, Manning & Bunch Ltd.,
                                  (investment banking firm);
                                  and Director, Policy Studies,
                                  Inc., and Van Gilder
                                  Insurance Corporation
Edward K. Dunn,
 Jr.(3) -- 1935.......   2002     Retired                        None
                                  Formerly: Chairman,
                                  Mercantile Mortgage Corp.;
                                  President and Chief Operating
                                  Officer, Mercantile-Safe
                                  Deposit & Trust Co.; and
                                  President, Mercantile
                                  Bankshares Corp.
Jack M.
 Fields(2) -- 1952....   2002     Chief Executive Officer,       Administaff
                                  Twenty First Century Group,
                                  Inc. (government affairs
                                  company) and Owner, Dos
                                  Angelos Ranch, L.P.
                                  Formerly: Chief Executive
                                  Officer, Texana Timber LP
                                  (sustainable forestry
                                  company)
Prema
 Mathai-Davis(3) --
 1950.................   2002     Formerly: Chief Executive      None
                                  Officer, YWCA of the USA
Lewis F. Pennock(3) --
 1942.................   2002     Partner, law firm of Pennock   None
                                  & Cooper
Ruth H. Quigley(2) --
 1935.................   2002     Retired                        None
Larry Soll, Ph.D(3) --
 1942.................   2004     Retired                        None

---------------

(1) Mr. Crockett was elected Chair of the Fund's Board effective October 4,
    2004.

(2) Term as trustee will expire in 2007.

(3) Term as trustee will expire in 2006.

COMMITTEES OF THE BOARD

     The Board has five standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, and a Valuation Committee.

  AUDIT COMMITTEE

     The Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, the Audit Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The members of the Fund's Audit Committee are Messrs. Baker, Bunch, Dunn (Chair), Pennock, Dr. Soll, Dr. Mathai-Davis, and Miss Quigley (Vice Chair). All such members meet the independence requirements of the New York Stock Exchange's ("NYSE") listing standards pertaining to closed-end funds.

     In accordance with its charter, attached hereto as Appendix I, the Audit Committee's primary purposes are: (i) to assist the Board in oversight of the independent auditor's qualifications, independence and performance; (ii) to appoint independent auditors for the Fund; (iii) to the extent required by
Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to the Fund by its independent auditors;
(iv) to pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; (v) to oversee the financial reporting process for the Fund; (vi) to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in the Fund's annual proxy statement; (vii) to assist the Board's oversight of the performance of the Fund's internal audit function to the extent an internal audit function exists; (viii) to assist the Board's oversight of the integrity of the Fund's financial statements; and (ix) to assist the Board's oversight of the Fund's compliance with legal and regulatory requirements. The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation."

  AUDIT COMMITTEE REPORT

     The Audit Committee reviewed and discussed the Fund's audited financial statements with its independent auditors, PricewaterhouseCoopers LLP ("PwC"), and Fund management. The Audit Committee has dis-cussed with PwC the matters required to be discussed by the Statement on Auditing Standards 61. The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Fund. The Audit Committee also discussed with PwC their independence from the Fund.

     Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2004.

                                       Bob R. Baker
                                       James T. Bunch
                                       Edward K. Dunn, Jr., Chair
                                       Dr. Prema Mathai-Davis
                                       Lewis F. Pennock
                                       Ruth H. Quigley, Vice Chair
                                       Dr. Larry Soll

  COMPLIANCE COMMITTEE

     The members of the Compliance Committee are Messrs. Bayley, Crockett (Chair), Dowden (Vice Chair) and Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing all reports on compliance matters from the Fund's Chief Compliance Officer; (v) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures; (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 promulgated under the 1940 Act; (viii) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (ix) reviewing all reports made by AIM's Chief Compliance Officer;
(x) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xi) reviewing matters related to AIM's Independent Distribution Consultant;
(xii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP that are applicable to the Fund or its service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

  GOVERNANCE COMMITTEE

     The Governance Committee is comprised entirely of trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The members of the Fund's Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), Fields (Vice Chair) and Lewis.

     The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of trustees, (b) appointment by the Board as trustees of the Fund in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Fund's Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees of the Fund; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     Evaluation by the Governance Committee of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance
Committee: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Fund; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committee of the Fund that the person: (a) is free of any material relationship with the Fund (other than as a shareholder of the Fund), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Fund,
(b) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the NYSE listing standards and in any rules promulgated by the Securities and Exchange Commission ("SEC") that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (c) meets the director independence requirements for serving on audit committees as set forth from time to time in the NYSE listing standards, and as set forth in rules promulgated by the SEC under the Exchange Act that are applicable to investment companies whose shares are listed for trading on a national securities exchange; (v) that the person can make a positive contribution to the Board and the Fund, with consideration being given to the person's business experience, education and such other factors as the Governance Committee may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committee can consider recommendations from management in its evaluation process.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

     Notice procedures set forth in the Fund's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at the 2006 Annual Meeting of Shareholders must submit to the Secretary of the Fund the nomination in writing not later than the close of business on February 9, 2006, and not earlier than the close of business on January 10, 2006. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee: all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of the Fund which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committee's Charter is not available on the Fund's website, but is set forth in Appendix II.

  INVESTMENTS COMMITTEE

     The members of the Fund's Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Frischling, Lewis, Pennock and Soll, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as the Fund's sub-advisor; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Fund, as well as to review and approve the continuance of all such existing arrangements.

     The Investments Committee has established three Sub-Committees, one of which relates to the Fund (the "Fund's Sub-Committee"). The Fund's Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Fund, unless the Investments Committee takes such action directly; (ii) reviewing with the Fund's portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Fund; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Fund, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to the Fund; and (v) such other investment-related matters as the Investments Committee may delegate to the Fund's Sub-Committee from time to time.

  VALUATION COMMITTEE

     The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Fund's portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee:
(i) receives the reports of AIM's internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Procedures"), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM's internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended December 31, 2004, the Board met eleven times, the Audit Committee met eight times, the Compliance Committee met two times, the Governance Committee met seven times, the Investments Committee met eight times and the Valuation Committee met one time. All of the trustees then serving attended at least 75% of the meetings of the Board and applicable committee during the most recent fiscal year. The Fund's policy regarding Board member attendance at annual meetings of shareholders is that trustees are encouraged, but not required to attend such annual meetings. Eight of the sixteen trustees then serving attended the Fund's 2004 annual meeting of shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with the Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, First Vice President,Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Manager of Corporate Secretarial Services of A I M

Management Group Inc. (the "CSS Manager") who shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.

     Copies of all shareholder communications will also be distributed to the Chairs of the Fund's Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Fund and to counsel for the independent trustees of the Fund. Counsel for the Fund, upon receipt of its copy of a shareholder communication, shall work with such Committee Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Fund, working with the Chairs and counsel for the independent trustees.

TRUSTEE'S COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2004, is set forth in Exhibit A.

RETIREMENT PLAN FOR TRUSTEES

     The trustees have adopted a retirement plan for the trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee becomes 72 years old. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Dunn, Fields, Frischling, Dr. Mathai-Davis and Dr. Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account and deemed to be invested in one or more of the AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustees' termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. With respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

                                   PROPOSAL 2

                RATIFICATION OF AUDIT COMMITTEE'S APPOINTMENT OF
                              INDEPENDENT AUDITORS

     Although not required to do so, the Board seeks your ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP ("PwC") as the Fund's independent auditors for the fiscal year ending December 31, 2005. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will review its appointment of PwC. A representative of PwC is expected to be available at the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee has considered whether the provision of the services below is compatible with maintaining PwC's independence. A copy of the Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures adopted by the Fund's Audit Committee is as set forth in Appendix III.

     The financial statements should be read in conjunction with the disclosure in this Proxy Statement under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation."

FEES BILLED BY PWC RELATED TO THE FUND, AIM AND AIM AFFILIATES

     PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

                                               PERCENTAGE OF FEES                            PERCENTAGE OF FEES
                                              BILLED APPLICABLE TO                          BILLED APPLICABLE TO
                                               NON-AUDIT SERVICES                            NON-AUDIT SERVICES
                                                PROVIDED IN 2004                              PROVIDED IN 2003
                         FEES BILLED FOR       PURSUANT TO WAIVER      FEES BILLED FOR       PURSUANT TO WAIVER
                       SERVICES RENDERED TO     OF PRE-APPROVAL      SERVICES RENDERED TO     OF PRE-APPROVAL
                         THE FUND IN 2004        REQUIREMENT(1)        THE FUND IN 2003      REQUIREMENT(1)(2)
                       --------------------   --------------------   --------------------   --------------------
Audit Fees...........        $42,832                  N/A                  $36,375                  N/A
Audit-Related                $     0                   0%                  $15,000                   0%
 Fees(3).............
Tax Fees(4)..........        $ 8,792                   0%                  $ 8,620                   0%
All Other Fees.......        $     0                   0%                  $     0                   0%
                             -------                                       -------
Total Fees...........        $51,624                                       $59,995

PwC billed the Fund aggregate non-audit fees of $8,792 for the fiscal year ended 2004, and $23,620 for the fiscal year ended 2003, for non-audit services rendered to the Fund.
---------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Fund at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Fund to PwC during a fiscal year, and (iii) such services are promptly approved by the Fund's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Fund's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Audit-Related Fees for the fiscal year ended December 31, 2003 includes fees billed for agreed-upon procedures in connection with reports filed with rating agencies.

(4) Tax Fees for the fiscal years ended December 31, 2004 and December 31, 2003 includes fees billed for reviewing tax returns.

     There were no fees billed by PwC to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Fund for non-audit services for the last two fiscal years ended December 31, 2004 and December 31, 2003.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     The Board, including the independent trustees, unanimously recommends that you vote "FOR" Proposal 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR

     AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Fund's investment advisor and administrator.

SUB-ADVISOR

     INVESCO Institutional (N.A.), Inc., INVESCO Realty Advisors Division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, Texas 75240, is the Fund's sub-advisor.

OFFICERS OF THE FUND

     Information regarding the Fund's officers is set forth in Exhibit B.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of shares of the Fund by trustees, nominees and executive officers of the Fund is set forth in Exhibit C.

TRUSTEE OWNERSHIP OF THE FUND'S SHARES

     The dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2004, (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds(R) is set forth in Exhibit D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, and Section 30(h) of the 1940 Act, as applied to the Fund, require the trustees, AIM, affiliated persons (as defined in the 1940 Act) of AIM and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

     Based upon its review of the copies of all such filings received by it, the Fund believes that, during the fiscal year ended December 31, 2004, all filing requirements applicable to its Reporting Persons were met.

PROXY SOLICITATION

     The Fund will solicit proxies for the Meeting. The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone, facsimile or personal interview. The Fund's officers will not receive any additional or special compensation for any such solicitation. The Fund will pay for the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Meeting of Shareholders, the enclosed proxy card and any further solicitation.

OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those discussed in this Proxy Statement. If any of the persons listed above is unavailable for election as a trustee, an event not now anticipated, or if any other matters properly come before the Meeting, the Shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     If you want us to consider including a shareholder proposal in the Fund's proxy statement for the 2006 Annual Meeting of Shareholders, we must receive it from you no later than December 6, 2005.

     If you want to bring any other business before the 2006 Annual Meeting of Shareholders, you must deliver a written notice to the Secretary of the Fund at the principal executive officers of the Fund, not later than the close of business February 9, 2006, and not earlier than the close of business January 10, 2006.

     The notice must set forth: (i) the other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (a) the name and address of such shareholder, as they appear on the Fund's books, and of such beneficial owner; and (b) the number of shares of each class of shares of the Fund, which are owned of record or beneficially by such shareholder and such beneficial owner.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 -- Committees of the Board -- Governance Committee."

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING, REGULATORY INQUIRIES AND PENDING LITIGATION.

     On October 8, 2004, IFG (the former investment advisor to certain AIM funds) and AIM reached final settlements with certain regulators, including without limitation the SEC, the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM funds that they advised and to the independent directors/trustees of such funds that they had entered into certain arrangements permitting market timing of such funds, thereby breaching their fiduciary duties to such funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

     Under the settlements, $325 million will be made available for distribution to the shareholders of those AIM funds that IFG formerly advised that were harmed by market timing activity, and $50 million will be made available for distribution to the shareholders of those AIM funds advised by AIM that were harmed by market timing activity. These settlement funds will be distributed in accordance with a methodology to be determined by an independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC. In addition, as required by the settlements, AIM is in the process of making certain governance and compliance reforms and reviewing its policies and procedures.

     At the request of the trustees of the AIM funds, AMVESCAP, the parent company of IFG and AIM, has agreed to pay expenses incurred by such funds related to market timing matters.

     The independent trustees of the AIM funds have been assisted by their own independent counsel and financial expert in their own investigation of market timing activity in the AIM funds. A special committee, consisting of four independent trustees, was formed to oversee this investigation. None of the costs of this investigation will be borne by the AIM funds or by fund shareholders.

     IFG, AIM, certain related entities, certain of their current and former officers and/or certain of the AIM funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. Additional regulatory inquiries related to these or other issues may be received by the AIM funds, IFG, AIM and/or related entities and individuals in the future.

     A number of civil lawsuits related to market timing, late trading and related issues have been filed against (depending on the lawsuit) certain of the AIM funds, IFG, AIM, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties.

     All such lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland for consolidated or coordinated pre-trial proceedings. Other civil lawsuits have been filed against (depending on the lawsuit) IFG, AIM, ADI, certain related entities, certain of their current and former officers and/or certain of the AIM funds and their trustees alleging the improper use of fair value pricing, excessive advisory and/or distribution fees, improper charging of distribution fees on limited offering funds or share classes, improper mutual fund sales practices and directed-brokerage arrangements and participation in class action settlements. Additional civil lawsuits related to the above or other issues may be filed against the AIM funds, IFG, AIM and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, on the Fund's Internet website under the heading "Settled Enforcement Actions and Investigations Related to Market Timing, Regulatory Inquiries and Pending Litigation"
(http://www.aiminvestments.com/regulatory).

     You may also request a free copy of this document by calling (800) 347-4246 or by writing to A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     As a result of the matters discussed above, investors in the Fund might react by selling their shares which could have an adverse effect on the market value of the Fund's shares.

                                   EXHIBIT A

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Fund who was not affiliated with AIM during the year ended December 31, 2004. Trustees of the Fund who are affiliated with AIM are not compensated by the Fund.

                                              RETIREMENT      ESTIMATED ANNUAL        TOTAL
                            AGGREGATE          BENEFITS         BENEFITS UPON      COMPENSATION
                           COMPENSATION     ACCRUED BY ALL   RETIREMENT FROM ALL     FROM ALL
NAME OF TRUSTEE          FROM THE FUND(1)    AIM FUNDS(2)       AIM FUNDS(3)       AIM FUNDS(4)
---------------          ----------------   --------------   -------------------   ------------
Bob R. Baker(5)........       1,197             198,871            144,786           189,750
Frank S. Bayley........       1,614             175,241            112,500           193,500
James T. Bunch(5)......       1,165             143,455            112,500           186,000
Bruce L. Crockett......       1,873              75,638            112,500           223,500
Albert R. Dowden.......       1,606              93,210            112,500           192,500
Edward K. Dunn, Jr. ...       1,614             133,390            112,500           193,500
Jack M. Fields.........       1,549              48,070            112,500           186,000
Carl Frischling(6).....       1,541              62,040            112,500           185,000
Gerald J. Lewis(5).....       1,165             143,455            112,500           186,000
Prema Mathai-Davis.....       1,582              55,768            112,500           189,750
Lewis F. Pennock.......       1,549              80,777            112,500           186,000
Ruth H. Quigley........       1,582             154,767            112,500           189,750
Louis S. Sklar(7)......       1,549             115,160            101,250           186,000
Larry Soll(5)..........       1,165             184,356            130,823           186,000

---------------

(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Fund during the fiscal year ended December 31, 2004, including earnings, was $4,673.

(2) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $14,654.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date and has ten years of service.

(4) All current trustees serve as trustees of 19 registered investment companies advised by AIM.

(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Fund on May 10, 2004.

(6) During the fiscal year ended December 31, 2004, the Fund paid $5,149 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Fund. Mr. Frischling is a partner of such firm.

(7) Mr. Sklar retired as trustee as of December 31, 2004.

                                   EXHIBIT B

                              OFFICERS OF THE FUND

     The following table provides information with respect to the officers of the Fund. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the Fund is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, YEAR OF BIRTH
AND POSITION(S) HELD                                PRINCIPAL OCCUPATION(S)
WITH THE FUND                 OFFICER SINCE           DURING PAST 5 YEARS
--------------------          -------------         -----------------------
Robert H. Graham -- 1946....      2002        Director and Chairman, A I M
  Trustee, Vice Chair and                     Management Group Inc. (financial
  President                                   services holding company); and
                                              Director and Vice Chairman, AMVESCAP
                                              PLC (parent of AIM and a global
                                              investment management firm) and
                                              Chairman, AMVESCAP PLC -- AIM
                                              Division.
                                              Formerly, President and Chief
                                              Executive Officer, A I M Management
                                              Group Inc.; Director, Chairman and
                                              President, A I M Advisors, Inc.
                                              (registered investment advisor);
                                              Director and Chairman, A I M Capital
                                              Management, Inc. (registered
                                              investment advisor), A I M
                                              Distributors, Inc. (registered
                                              broker dealer), AIM Investment
                                              Services, Inc. (registered transfer
                                              agent), and Fund Management Company
                                              (registered broker dealer); and
                                              Chief Executive Officer, AMVESCAP
                                              PLC -- Managed Products
Mark H.                           2003        Director, President and Chief
  Williamson -- 1951........                  Executive Officer, A I M Management
  Trustee and Executive Vice                  Group Inc.; Director, Chairman and
  President                                   President, A I M Advisors, Inc.;
                                              Director, A I M Capital Management,
                                              Inc. and A I M Distributors, Inc.;
                                              Director and Chairman, Fund
                                              Management Company and AIM
                                              Investment Services, Inc. and
                                              INVESCO Distributors, Inc.; and
                                              Chief Executive Officer of the AIM
                                              Division of AMVESCAP PLC -- AIM
                                              Division (parent of AIM and a global
                                              investment firm).

NAME, YEAR OF BIRTH
AND POSITION(S) HELD                                PRINCIPAL OCCUPATION(S)
WITH THE FUND                 OFFICER SINCE           DURING PAST 5 YEARS
--------------------          -------------         -----------------------
                                              Formerly, Chief Executive Officer,
                                              AMVESCAP PLC -- Managed Products;
                                              Director, Chairman, President and
                                              Chief Executive Officer of INVESCO
                                              Funds Group, Inc. and President and
                                              Chief Executive Officer, INVESCO
                                              Distributors, Inc. (registered
                                              broker dealer).
Lisa O. Brinkley -- 1959....      2004        Senior Vice President, A I M
  Senior Vice President and                   Management Group Inc. (financial
  Chief Compliance Officer                    services holding company); Senior
  (since September 20, 2004)                  Vice President and Chief Compliance
                                              Officer, A I M Advisors, Inc.; Vice
                                              President and Chief Compliance
                                              Officer, A I M Capital Management,
                                              Inc.; and Vice President, AIM
                                              Investment Services, Inc., Fund
                                              Management Company and A I M
                                              Distributors, Inc.
                                              Formerly: Senior Vice President and
                                              Compliance Director, Delaware
                                              Investments Family of Funds; and
                                              Chief Compliance Officer, A I M
                                              Distributors, Inc.
Russell C. Burk -- 1958.....      2005        Formerly: Director of Compliance and
  Senior Vice President                       Assistant General Counsel, ICON
  (since February 15, 2005)                   Advisers, Inc.; Financial
                                              Consultant, Merrill Lynch; and
                                              General Counsel and Director of
                                              Compliance, ALPS Mutual Funds, Inc.
Kevin M. Carome -- 1956.....      2003        Director, Senior Vice President,
  Senior Vice President,                      Secretary and General Counsel, A I M
  Chief Legal Officer and                     Management Group Inc. and A I M
  Secretary                                   Advisors, Inc.; Vice President,
                                              A I M Capital Management, Inc. and
                                              AIM Investment Services, Inc.;
                                              Director, Vice President and General
                                              Counsel, Fund Management Company;
                                              and Senior Vice President, A I M
                                              Distributors, Inc.
                                              Formerly, Senior Vice President and
                                              General Counsel, Liberty Financial
                                              Companies, Inc.; Senior Vice
                                              President and General Counsel,
                                              Liberty Funds Group, LLC; and Vice
                                              President, A I M Distributors, Inc.
Sidney M. Dilgren -- 1961...      2004        Vice President and Fund Treasurer,
  Vice President and                          A I M Advisors, Inc.
  Treasurer
                                              Formerly, Senior Vice President, AIM
                                              Investment Services, Inc.; and Vice
                                              President, A I M Distributors, Inc.

NAME, YEAR OF BIRTH
AND POSITION(S) HELD                                PRINCIPAL OCCUPATION(S)
WITH THE FUND                 OFFICER SINCE           DURING PAST 5 YEARS
--------------------          -------------         -----------------------
Robert G. Alley -- 1948.....      2002        Managing Director, Chief Fixed
  Vice President                              Income Officer, and Senior
                                              Investment Officer; A I M Capital
                                              Management, Inc.; and Vice
                                              President, A I M Advisors, Inc.
Stuart W. Coco -- 1955......      2002        Managing Director and Director of
  Vice President                              Money Market Research and Special
                                              Projects, A I M Capital Management,
                                              Inc.; and Vice President, A I M
                                              Advisors, Inc.
J. Philip                         2005        Senior Vice President and Chief
  Ferguson -- 1945..........                  Investment Officer, A I M Advisors
  Vice President                              Inc.; Director, Chairman, Chief
  (since February 24, 2005)                   Executive Officer, President and
                                              Chief Investment Officer, A I M
                                              Capital Management, Inc.; Executive
                                              Vice President, A I M Management
                                              Group Inc.
                                              Formerly: Senior Vice President, AIM
                                              Private Asset Management, Inc.;
                                              Chief Equity Officer and Senior
                                              Investment Officer, A I M Capital
                                              Management, Inc.; and Managing
                                              Partner, Beutel, Goodman Capital
                                              Management
Karen Dunn Kelley -- 1960...      2002        Director of Cash Management,
  Vice President                              Managing Director and Chief Cash
                                              Management Officer, A I M Capital
                                              Management, Inc.; Director and
                                              President, Fund Management Company;
                                              and Vice President, A I M Advisors,
                                              Inc.

                                   EXHIBIT C

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Fund, the following table sets forth certain information regarding the ownership as of March 23, 2005 of the Common Shares of the Fund by the trustees, nominees, and executive officers of the Fund. As of March 23, 2005, no trustee, nominee or executive officer of the Fund held Preferred Shares.

                                                      NUMBER OF
                                                    COMMON SHARES
NAME OF TRUSTEE/NOMINEE/OFFICER                  OWNED BENEFICIALLY*
-------------------------------                  -------------------
Bob R. Baker..................................            880
Frank S. Bayley...............................            -0-
James T. Bunch................................            100
Bruce L. Crockett.............................            200
Albert R. Dowden..............................            -0-
Edward K. Dunn, Jr............................            101
Jack M. Fields................................            -0-
Carl Frischling...............................            610
Robert H. Graham..............................          5,040
Gerald J. Lewis...............................            -0-
Prema Mathai-Davis............................            100
Lewis F. Pennock..............................            -0-
Ruth H. Quigley...............................            100
Larry Soll, Ph.D..............................            100
Mark H. Williamson............................            -0-
Robert G. Alley...............................            -0-
Russell C. Burk...............................            -0-
Lisa D. Brinkley..............................            -0-
Kevin M. Carome...............................            -0-
Stuart W. Coco................................            -0-
Sidney M. Dilgren.............................            -0-
J. Philip Ferguson............................          4,400
Karen Dunn Kelley.............................            -0-

---------------

* Represents for each trustee, nominee for trustee and executive officer less than 1% of the outstanding Common Shares of the Fund. As of March 23, 2005, trustees, nominees and executive officers of the Fund beneficially owned in the aggregate 11,631 Common Shares of the Fund representing approximately 2.91% of the Common Shares.

                                   EXHIBIT D

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2004 (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within The AIM Family of Funds(R):

                                                                AGGREGATE DOLLAR
                                                                 RANGE OF EQUITY
                                                                SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                       DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                                      EQUITY SECURITIES        TRUSTEE IN THE AIM
NAME OF TRUSTEE                          IN THE FUND        FAMILY OF FUNDS(R)(1)(2)
---------------                       ------------------   ---------------------------
INTERESTED TRUSTEES
Robert H. Graham....................       Over $100,000            Over $100,000
Mark H. Williamson..................                 -0-            Over $100,000
INDEPENDENT TRUSTEES
Bob R. Baker........................   $10,001 - $50,000            Over $100,000
Frank S. Bayley.....................                 -0-            Over $100,000
James T. Bunch......................        $1 - $10,000            Over $100,000
Bruce L. Crockett...................        $1 - $10,000       $50,001 - $100,000
Albert R. Dowden....................                 -0-            Over $100,000
Edward K. Dunn, Jr.(1)..............        $1 - $10,000            Over $100,000
Jack M. Fields(1)...................                 -0-            Over $100,000
Carl Frischling(1)..................   $10,001 - $50,000            Over $100,000
Gerald J. Lewis.....................                 -0-            Over $100,000
Prema Mathai-Davis(1)...............        $1 - $10,000             $1 - $10,000
Lewis F. Pennock....................                 -0-            Over $100,000
Ruth H. Quigley.....................        $1 - $10,000        $10,001 - $50,000
Larry Soll, Ph.D. ..................        $1 - $10,000            Over $100,000

---------------

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(2) Does not include ownership of shares in the Fund since the Fund is not considered to be in the same family of investment companies as the other AIM Funds.

                                   APPENDIX I

                        CHARTER OF THE AUDIT COMMITTEES
                                OF THE AIM FUNDS
                           (EFFECTIVE MARCH 23, 2005)

     The Boards of Trustees ("Boards") of the AIM Funds (collectively, the "Funds") have established an Audit Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Audit Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Audit Committees of all Funds.

     1. Membership.

          (a) Each Committee shall have at least three members. Each member of the Committees shall be "financially literate," as such qualification is interpreted by the Boards in their business judgment. In addition, at least one member of the Committees must have accounting or related financial management expertise, as the Funds' Boards interpret such qualification in its business judgment. [Section 303A.07(a) of the NYSE Listing Standards]

          (b) Each member of the Committees shall be free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds. [Sections 303A.07(b) and 303A.02.(a) of the NYSE listing standards]

          (c) No member of any of the Committees shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any subsidiary of the Funds, provided that, unless the rules of the NYSE provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service). In addition, no member of any of the Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). [Rule 10A-3(b)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")]

          (d) A majority of the members of the Committees shall be trustees who
     (i) are not "interested persons" (as defined in section 2(a)(19) of the 1940 Act) of the Funds, of INVESCO Funds Group, Inc. ("IFG"), or of A I M Advisors, Inc. ("AIM"), and (ii) were not directors, officers or employees of IFG or AIM at any point during the preceding 10 years ("independent trustees"). [Section III.12.B. of the Colorado Assurance of Discontinuance]

     2. Selection of Members. Members of the Committees, as well as the Chair and Vice Chair of the Committees, shall be recommended by the Governance Committees of the Boards, and shall be appointed by a majority of the independent trustees. The Chair and Vice Chair of the Committees must be an independent trustee. [Section 12.B. of the Colorado Assurance of Discontinuance]

     3. Chair and Vice Chair. The Committees shall have a Chair and a Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     4. Purposes.  The purposes of the Committees are:

          (a) to assist the Boards' oversight of the independent auditors' qualifications, independence and performance;

          (b) to appoint independent auditors for the Funds;

          (c) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors;

          (d) to pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities;

          (e) to oversee the financial reporting process for all Funds; [Section 303A.07(c)(i) of the NYSE listing standards]

          (f) to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in a Fund's annual proxy statement;

          (g) to assist the Boards' oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists;

          (h) to assist the Boards' oversight of the integrity of the Funds' financial statements; and

          (i) to assist the Boards' oversight of the Funds' compliance with legal and regulatory requirements.

     5. Responsibilities. Set forth below are the responsibilities of the Committees.

          (a) Appointment, compensation and oversight of the Funds' independent auditors. The Committees shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged by the Funds, including resolution of any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and each such independent auditor must report directly to the Committees. In selecting independent auditors for the Funds, the Committees may consider recommendations made by management. [Section 10A(m)(2) of the Exchange Act, Exchange Act Rule 10A-3(b)(2; and Section 303A.07(c)(iii) of the NYSE listing standards]

          (b) Review of audit plans. The Committees shall review, together with AIM, the audit plans prepared by the independent auditors for the Funds.

          (c) Pre-approval of audit and permissible non-audit services. To the extent required by Section 10A(h) and (i) of the Exchange Act, the Committees must pre-approve all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Committees who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act for investment companies whose shares are listed for trading on a national securities exchange. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Committees, solely for informational purposes, at their next scheduled meeting. [Section 10A(h) and (i) of the Exchange Act]

          (d) Pre-approval of certain other non-audit services. To the extent required by Rule 2-01(c)(7)(ii) of Regulation S-X, the Committees must pre-approve non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund. [Rule 2-01(c)(7)(ii) of Regulation S-X]

          (e) Review of audited financial statements. The Committees shall meet with management and the independent auditors (i) to review and discuss the Funds' audited financial statements contained in annual and other periodic reports to shareholders, and (ii) to determine that the independent auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting and financial reporting policies, procedures and internal controls over financial reporting including the Funds' critical accounting policies and practices. The Committees also shall discuss with management and the independent auditors the clarity, consistency and completeness of the Funds' accounting policies and disclosures. The Committees shall review with the Funds' independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or on access to requested information, any significant disagreements with management and, in each case, management's response. The foregoing review may occur before or after the inclusion of the audited financial statements in the annual report of any Fund other than AIM Select Real Estate Income Fund ("ASREIF"), but must occur prior to the inclusion of such audited financial statements in the annual report of ASREIF. In connection with the foregoing, the Committee for ASREIF shall also review ASREIF's specific disclosures under "Management's Discussion of Fund Performance." [Sections 303A.07(c)(iii)(B)and 303A.07(c)(iii)(F) of the NYSE listing standards;
     Item 7(d)(3)(i) of Regulation 14A, and Item 306 of Regulation S-K]

          (f) Semi-Annual Reports to Shareholders. The Committees shall review the process for preparation and review of the Funds' semi-annual shareholder reports, including any differences in procedures or level of disclosure from that used with respect to annual reports.

          (g) Oversight of independence of independent auditors. The Committees shall receive and review the written disclosures and the letter from the independent auditors regarding their independence that are referred to in
     Item 306(a)(ii) of Regulation S-K, and shall discuss with the independent auditors their independence. The Committees are responsible for taking appropriate action in response to the independent auditors' written disclosures regarding their independence. The Committees shall consider whether the provision by the independent auditors of permissible non-audit services to (i) the Funds,

     (ii) their advisors or (iii) any person that controls, is controlled by or is under common control with such advisors and that provides services to the Funds, is compatible with maintaining the independent auditors' independence. The Committees are responsible for satisfying themselves of the independent auditors' independence. [Item 306(a)(ii) of Regulation S-K]

          (h) Recommendation of inclusion of audited financial statements for ASREIF and AIM Floating Rate Fund ("AFRF"). Based upon a review of the items discussed in paragraphs (e) and (g) above, the Committees of ASREIF and AFRF shall recommend to the Board of each such Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders. For AFRF, such recommendation may occur after the annual report has been distributed to shareholders, and take the form of ratification of the inclusion of the audited financial statements in the annual report. [Item 7(d)(3)(i) of Regulation 14A and Item 306 of Regulation S-K]

          (i) Evaluation of independent auditors. The Committees shall, at least annually, obtain and review a report by the independent auditors for each Fund, which report shall describe: (i) the auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Funds. After reviewing such report, the Committees shall evaluate the auditors' qualifications, performance and independence. The evaluation shall include a review and evaluation of the lead partner of each of the auditors. The Committees shall present to the Boards its conclusions with respect to the auditors. In addition, on an annual basis, the Committees shall obtain and review a report by each Fund's independent auditors regarding the auditors' financial stability. [Section 303A.07(c)(iii)(A) of the NYSE listing standards]

          (j) Review of Disclosure Controls and Procedures. The Committees shall review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR.

          (k) Review of internal controls related to tax matters. The Committees shall review the procedures maintained by the Funds, if any, to: (1) maintain the qualification of the Funds as regulated investment companies under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"); (2) make distributions and/or Federal income tax payments sufficient to meet the minimum distribution requirements of the Code and avoid imposition of excise tax; and (3) identify "qualifying dividends" receiving preferential taxation under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

          (l) Review of officer certifications. The Chair shall receive prompt notice from the Chief Financial Officer of the Funds in the event that certifications by officers of the Funds as to the Funds' financial statements, other financial information or disclosure controls and procedures that are required by applicable law to be included with or in the Funds' periodic reports filed with the SEC are not included or are modified or qualified for any reason.

          (m) Review of internal audit function. To the extent that an internal audit staff exists: (i) the Committees shall review any audit plan prepared by an internal audit staff of a Fund, as well as any other audit functions that such internal staff performs for the Funds; and (ii) such internal staff shall report directly to the Committees on matters relating to the audits of the Funds. The Committees shall also obtain assurances from the internal audit staff that the audit plan of the independent auditors and any audit plans of the internal audit staff are coordinated.

          (n) Review of policies with respect to risk assessment and risk management. The Committees shall be apprised by, and shall discuss with, management, its policies with respect to risk assessment and risk management. Such discussion shall include a discussion of the guidelines governing the process by which risks are assessed and managed and an identification of each Fund's major financial risk exposures. [Section 303A.07(c)(iii)(D) of the NYSE listing standards]

          (o) Establishment of procedures regarding questionable accounting or auditing matters and other alleged violations. The Committees shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters ("Accounting Complaints"), (ii) the receipt, retention and treatment of complaints received by the Funds regarding alleged compliance violations or alleged fraudulent or criminal activities with respect to the Funds

     ("Compliance Complaints") and (iii) the confidential, anonymous submission by employees of the Funds, the Funds' investment advisor and the Funds' principal underwriters of Accounting Complaints and Compliance Complaints. [Section 10A(m)(4) of the Exchange Act, Exchange Act Rule 10A-3(b)(3), and
     Section 303A.07(c)(iii) of the NYSE listing standards]

          (p) Knowledge of regulatory and accounting changes. Members shall remain informed by the management at AIM and the Funds' independent auditors regarding the Funds' accounting system and controls and are encouraged to use management at AIM, independent auditors and whatever other resources they deem appropriate to remain so informed. The Committees shall keep apprised by management at AIM and the Funds' independent auditors of regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements.

          (q) Additional Responsibilities relating to ASREIF. The Committee of ASREIF shall (i) discuss ASREIF's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, and (ii) set clear hiring policies for employees or former employees of the independent auditors. [Section 303A.07(c)(iii)(C) and (G) of the NYSE listing standards]

     6. Meetings.

          (a) The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds; provided, however, that the appointment of the independent auditors by the Committees must be conducted at meetings held in person.

          (b) The Committees shall periodically meet separately with management, and separately with the independent auditors. To the extent that an internal audit staff exists (or there are other personnel who are responsible for the internal audit function), the Committees shall meet separately, periodically, with such staff or personnel. Section 303A.07(c)(iii)(E) of the NYSE listing standards]

          (c) The Committees shall meet as deemed necessary by the Committees with AIM's general counsel, Fund counsel, counsel to the independent trustees of the Funds, and, if applicable, independent counsel or other advisers to the Committees, to be well informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

     7. Votes Required for Action. The Committees shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the independent trustees who are members of the Committees. [Paragraph 50.b. of the SEC Cease and Desist Order; Section 12.D. of the Colorado Assurance of Discontinuance]

     8. Ratification of Committees' Actions. A majority of the independent trustees of the Funds' shall ratify the Committees' appointment of independent auditors of the Funds.

     9. Annual Internal Performance Evaluation. Each fiscal year, the Committees shall conduct an internal evaluation of the performance of the Committees. [Section 303A.07(c)(ii) of the NYSE listing standards]

     10. Good Faith Reliance. In performing their duties under this charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of AIM, and by the Funds' independent auditors.

     11. Authority. The Committees shall have the authority to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds. [Section 10A(m)(5) of the Exchange Act, Exchange Act Rule 10A-3(b)(4), and Section 303A.07(c)(iii) of the NYSE listing standards]

     12. Funding.

          (a) The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of (1) compensation to the independent auditors employed by the Funds for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, (2) compensation to any independent counsel or other advisers employed by the Committees and (3) ordinary administrative expenses of the Committees under the authority set forth in this Charter. [Section 10A(m)(6) of the Exchange Act, Exchange Act Rule 10A-3(b)(5), and Section 303A.07(c)(iii) of the NYSE listing standards]

          (b) If the Governance Committees of the Funds are comprised solely of members who are "independent" as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act for investment companies whose shares are listed for trading on a national securities exchange, such Governance Committees, and not the Committees, shall be responsible for reviewing and approving the compensation paid to such counsel and other advisers. In the event the Governance Committees are not so comprised, the Committees shall be responsible for such review and approval.

     13. Minutes and Reports. The Committees shall record minutes of their meetings and shall regularly report all of their activities, findings and recommendations to the independent trustees or the Boards, as applicable. [Section 303A.07(c)(iii)(H) of the NYSE listing standards; Section 12.C. of Colorado Assurance of Discontinuance]

     14. Review of Charter. The Committees shall review this Charter at least annually, and shall recommend any changes to the Boards. This Charter may be amended only by the Boards, with the approval of a majority of the independent trustees.

     15. Maintenance of Charter. Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                  APPENDIX II

                      CHARTER OF THE GOVERNANCE COMMITTEES
                                OF THE AIM FUNDS
                         (EFFECTIVE -- MARCH 23, 2005)

     The Boards of Trustees ("Boards") of the AIM Funds (collectively, the "Funds") have established a Governance Committee for each of the Funds. This Charter shall govern the membership, duties and operations of the Governance Committee of each of the Funds. References in this Charter to "the Committees" shall mean the collective Governance Committees of all Funds.

     1. Membership.

          (a) Each member of the Committees shall be a trustee of the Funds who is: (i) an "Independent Trustee"; and (ii) an "Exchange Act Independent Trustee".

          (b) An "Independent Trustee" is a trustee who is neither (i) a person who was a director, officer or employee of INVESCO Funds Group, Inc. ("IFG") or A I M Advisors, Inc. ("AIM") at any point during the preceding 10 years, nor (ii) an "interested person" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"), of the Funds or of IFG or of AIM. [Section 12.B. of the Colorado Assurance of Discontinuance]

          (c) An "Exchange Act Independent Trustee" is a trustee who meets the director independence requirements for serving on audit committees as set forth from time to time in the New York Stock Exchange listing standards (currently, Section 303A.06), and as set forth in rules promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are applicable to investment companies whose shares are listed for trading on a national securities exchange (currently, Rule 10A-3(b)(1)(iii)).

     2. Chair and Vice Chair. The Committees shall have a Chair and Vice Chair. The Chair shall set the agenda for, and preside at, each meeting of the Committees and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees. The Vice Chair shall act as Chair in the absence or inability to act of the Chair and shall engage in such other activities on behalf of the Committees as shall be determined from time to time by the Committees.

     3. Responsibilities. Set forth below are the responsibilities of the Committees.

          (a) Nomination of Trustees. The Committees shall be responsible for nominating persons who would qualify as Independent Trustees or Exchange Act Independent Trustees, or who would not be "interested persons" of the Funds ("Qualified Candidates") for election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees. The Committees shall also be responsible for nominating individuals who are Qualified Candidates for appointment by the Boards as trustees of the Funds in connection with filling vacancies that arise in between meetings of shareholders. Vacancies may arise either because of the death, retirement or resignation of a trustee (provided the Boards do not reduce the size of the Boards), or because of an increase in the size of the Boards. The Boards shall nominate persons who do not qualify as Qualified Candidates for election or appointment as trustees.

          (b) Evaluation of Potential Nominees. The Committees shall consider a number of factors in their evaluation of potential nominees. Consistent with the 1940 Act, the Committees can consider recommendations from management in its evaluation process. In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committees shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person's ability to serve as an Independent Trustee. Evaluation by the Committees of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Committees:

               (1) that, if such nominee is elected or appointed, at least 75% of the trustees will be Independent Trustees; [Paragraph 50.a.i. and 50.a.ii. of the SEC order; Section I.D.2. and I.D.4 of the NYAG Assurance of Discontinuance; Section III.A.i. and III.A.ii of the Colorado Assurance of Discontinuance]

               (2) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds;

               (3) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee;

               (4) with respect to any potential nominee who will serve as a member of the Audit Committees of the Funds, that the person: (i) is free of any material relationship with the Funds (other than as a shareholder of the Funds), either directly or as a partner, shareholder or officer of an organization that has a relationship with the Funds, (ii) meets the requirements regarding the financial literacy or financial expertise of audit committee members, as set forth from time to time in the New York Stock Exchange listing standards and in any rules promulgated by the SEC that are applicable to investment companies whose shares are listed for trading on a national securities exchange, and (iii) is an Exchange Act Independent Trustee;

               (5) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

               (6) that the person is of good character and high integrity; and

               (7) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards.

    The Committees may rely upon the counsel and advice of Independent Legal Counsel in making the determinations set forth in (1), (2), and (4) above.

          (c) Nominees Recommended by Shareholders. The Committees shall consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Committees shall make the final determination of persons to be nominated. For each Fund, the procedures to be followed by shareholders in submitting such recommendations are set forth in the Fund's Bylaws.

          (d) Recommendations as to Size of Boards. The Committees shall review from time to time the size of the Boards, and shall recommend to the Boards whether the size of the Boards shall be increased or decreased.

          (e) Chair of the Boards. The Committees shall nominate the Chair of the Boards of the Funds. In considering the qualifications of such Chair, consistent with the Settlement Orders, the Committees shall not nominate for Chair any person who (i) is not an Independent Trustee; or
     (ii) who has an Impermissible Relationship with the Funds. An Impermissible Relationship exists if the Chair (i) is not in all respects independent of AIM and its affiliates and (ii) has had a prior relationship (other than a purely social relationship), at any time, with AIM, its present or former affiliates, directors, officers, employees or agents acting in their capacity as such agents or with any Fund (other than to have been a trustee of the Fund. The Committees may rely upon the counsel and advice of Independent Legal Counsel in making the determinations set forth in this paragraph. [Paragraph 50.a.ii. of the SEC Order; Section I.D.2. of the NYAG Assurance of Discontinuance; Section III.12.A.ii. of the Colorado Assurance of Discontinuance]

          (f) Monitoring Governance Undertakings in Settlement Orders Pertaining to Trustee Qualifications.

               (1) The Committees shall monitor the composition of the Boards and each committee of the Boards, and shall monitor the qualifications of all trustees, to ensure that the governance undertakings in the Settlement Orders pertaining to trustee qualifications are satisfied, including the requirements that at least 75% of the trustees of the Funds are Independent Trustees, and that the Chair of the Funds is a Qualified Independent Trustee, and does not have any Impermissible Relationship. The Committees may rely upon the counsel and advice of Independent Legal Counsel in fulfilling the duties set forth in this paragraph. [Paragraphs 50.a.i. and 50.a.ii. of the SEC Order; Sections I.D.2 and I.D.4. of the NYAG Assurance of Discontinuance; Sections III.12.A.i. and III.12.A.ii. of the Colorado Assurance of Discontinuance]

               (2) If at any time (i) less than 75% of the trustees are Independent Trustees, or (ii) the Chair has an Impermissible Relationship or is not an Independent Trustee, the Committees shall, as promptly as practicable, and in any event within 120 days (180 days to satisfy (i) above if a shareholder vote is necessary), take such action as is necessary so that (i) a minimum of 75% of the trustees are Independent Trustees, and (ii) the Chair has no Impermissible Relationship and is an Independent Trustee. [Paragraph 50.a.i. of the SEC Order; Sections I.D.2 and I.D.4. of the NYAG Assurance of Discontinuance; Section III.12.A.i. of the Colorado Assurance of Discontinuance]

          (g) Additional Requirements. As long as any Fund relies on any of Rule 10f-3, Rule 12b-1, Rule 15a-4(b)(2), Rule 17a-7, Rule 17a-8, Rule 17d-1(d)(7), Rule 17e-1, Rule 17g-1(j), Rule 18f-3 or Rule 23c-3, (i) a
     majority of the trustees of the Fund shall be Independent Trustees, (ii) the selection and nomination of any other Independent Trustees shall be committed to the discretion of the existing Independent Trustees, and (iii) any person who acts as legal counsel to the Independent Trustees shall be "independent legal counsel," as defined in the 1940 Act.

          (h) Recommendation of Committee Members. The Committees shall periodically review the membership of each committee of the Boards. The Committees shall from time to time recommend persons to serve as members of each committee of the Boards (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under "Evaluation of Potential Nominees," to the extent that such factors are applicable or relevant. Other than members of the Compliance Committees, all members of each of the committees shall be appointed by a majority of the trustees of the Funds. An individual may be recommended to serve on more than one committee of a Board.

          (i) Review of Compensation.   At least annually, the Committees shall
     review and recommend the amount of compensation payable to the Independent Trustees of the Funds and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and the time required to perform these duties. The Committees shall also make recommendations to the Boards regarding matters related to compensation including deferred compensation plans and retirement plans for the Independent Trustees, and shall monitor any and all such retirement plans and deferred compensation plans.

          (j) Recommendation as to Share Ownership. The Committees recommend that each trustee of the Funds beneficially own, on an aggregate basis, a minimum dollar amount of shares of the Funds. The recommended minimum dollar amount shall be $100,000 or the lowest dollar amount in the highest dollar range set forth from time to time in Item 13(b)(4) of Form N-1A and/or Item 22(b)(5) of Schedule 14A, if the lowest dollar amount in the highest dollar range set forth in such Items is greater than $100,000. For purposes of this recommendation, (i) shares of the Funds beneficially owned by the trustees shall include, for those trustees who have executed a Deferred Compensation Agreement with respect to the Funds, shares of the Funds in which the deferral accounts of such trustees are deemed to be invested under such Deferred Compensation Agreements, and (ii) shares of the Funds beneficially owned by the trustees shall not include shares of AIM Select Real Estate Income Fund that are beneficially owned by the trustees.

          (k) Coordination of Shareholder Meetings. The Committees shall coordinate with the Boards holding meetings of shareholders to elect trustees commencing in 2008 and every fifth calendar year thereafter; [Paragraph 50.c. of the SEC Order; Section III.12.E. of the Colorado Assurance of Discontinuance]

          (l) Self-Evaluation Function. The Committees shall consider, oversee and implement a periodic self-evaluation of the Boards and all committees of the Boards. The Committees shall review such self-evaluation and shall recommend to the Boards such changes, if any, to the Boards and committees as they determine are desirable, based upon such self-evaluation.

          (m) Requirement for and Selection of Independent Legal Counsel. Any legal counsel to the Independent Trustees must be "independent legal counsel" as such term is defined in Rule 0-1 under the 1940 Act ("Independent Legal Counsel"). The Committees shall consider and oversee the selection of Independent Legal Counsel to the Independent Trustees, and shall recommend such selection to the Boards. In making such selection and recommendation, the Committees will examine and monitor such legal counsel's client relationships, in accordance with any applicable rules promulgated by the SEC, in order to ascertain continued independence. The Committees shall also review and approve the compensation paid to Independent Legal Counsel. [Paragraph 50.a.iii. of the SEC Order; Section III.12.A.iii of the Colorado Assurance of Discontinuance]

          (n) Review of Boards Committee Expenses.

               (1) Provided that the Committees are comprised solely of Independent Trustees, and that each member of the Committees is an Exchange Act Independent Trustee, the Committees shall review and approve the compensation paid to Independent Legal Counsel and other advisers, if any, to the Audit Committees of the Boards.

               (2) The Committees shall review and approve the compensation paid to counsel and other advisers, if any, to the committees of the Boards other than the Audit Committees.

          (o) Operations of the Boards. The Committees shall review as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Boards, and shall recommend to the Boards such changes in this regard, if any, as they determine are desirable.

     4. Attendance at Shareholder Meetings. The Funds' policy with regard to trustee attendance at meetings of shareholders, if any, is that trustees are encouraged but not required to attend such annual meetings. Of the Funds, only AIM Select Real Estate Income Fund holds annual meetings of shareholders.

     5. Meetings. The Committees may meet separately or in conjunction with meetings of the Boards of the Funds. Meetings of the Committees may be held in person or by other means as permitted by the Bylaws of the Funds.

     6. Votes Required for Action. The Committees shall not take any action in fulfilling their duties hereunder unless such action is approved by a majority of the Independent Trustees who are members of the Committees. [Paragraph 50.b. of the SEC Order; Section III.12.D. of the Colorado Assurance of Discontinuance]

     7. Good Faith Reliance. In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds, AIM, affiliates of AIM and the Funds' service providers.

     8. Annual Internal Performance Evaluation. Each fiscal year, the Committees shall conduct an internal evaluation of the performance of the Committees.

     9. Authority. The Committees shall have the authority to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Funds.

     10. Funding. The Funds shall provide for appropriate funding, as determined by the Committees, in their capacity as committees of the Boards, for payment of (i) compensation to any Independent Legal Counsel or other advisers employed by the Committees and (ii) ordinary administrative expenses of the Committees under the authority set forth in this Charter.

     11. Minutes and Reports. The Committees shall record minutes of their meetings and shall regularly report all of their activities, findings and recommendations to the Independent Trustees or the Boards, as applicable. [Section III.12.C. of the Colorado Assurance of Discontinuance]

     12. Review of Charter. The Committees shall review this Charter at least annually, and shall recommend any changes to the Boards. This Charter may be amended only by the Boards, with the approval of a majority of the Independent Trustees.

     13. Maintenance of Charter. Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for such Fund and any amendment to such Charter.

                                  APPENDIX III

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                            POLICIES AND PROCEDURES
                     AS ADOPTED BY THE AUDIT COMMITTEES OF
               THE AIM FUNDS AND THE INVESCO FUNDS (THE "FUNDS")
                        LAST AMENDED SEPTEMBER 14, 2004

I.  STATEMENT OF PRINCIPLES

     Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/ Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

     Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

     The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or

                                      III-1
subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

     The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.  AUDIT SERVICES

     The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

     In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

  AUDIT-RELATED SERVICES

     "Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consulta-

                                      III-2
tions related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

  TAX SERVICES

     "Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

     No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

  ALL OTHER SERVICES

     The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in
Exhibit 1 to this policy.

V.  SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

     The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

VI.  PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

     Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the

                                      III-3
overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.  PROCEDURES

     On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

     Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

     Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

     Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

     On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

     The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit

                                      III-4

Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

     EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
                                   PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     - Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     - Actuarial services

     - Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     - Management functions

     - Human resources

     - Broker-dealer, investment adviser, or investment banking services

     - Legal services

     - Expert services unrelated to the audit

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

                                      III-5

999 999 999 999 9    <--

AIM SELECT REAL ESTATE INCOME FUND ("FUND")              PROXY SOLICIATED BY THE BOARD OF TRUSTEES
(AUCTION RATE PREFERRED SHARES)                          PROXY  FOR ANNUAL MEETING OF SHAREHOLDERS
                                                                            TO BE HELD MAY 9, 2005

The undersigned appoints Mark H. Williamson, Robert H. Graham and Kevin M. Carome, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Annual Meeting of Shareholders on May 9, 2005, at 1:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.




                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                 Dated                      2005
                                       --------------------


                                 -----------------------------------------------




                                 -----------------------------------------------
                                          Signature(s) (if held jointly)

                                  NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

[X]   Please mark
      votes as in
      this example.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.


1. ELECTION OF TRUSTEES

                                                                                               FOR       AGAINST   ABSTAIN
Nominees:  (1) Albert Dowden                  2. Ratification of the Audit Committee's         [ ]         [ ]       [ ]
           (2) Robert H. Graham                  appointment of PricewaterhouseCoopers
           (3) Gerald J. Lewis                   LLP as Independent Auditors.
           (4) Mark H. Williamson
           (5) Carl Frischling

     FOR         --------         --------   WITHHOLD
     ALL                                     FROM ALL
   NOMINEES                                  NOMINEES
                 --------         --------


     FOR         --------
     ALL
    EXCEPT
                 --------   --------------------------------------

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the space provided.





PROXIES ARE AUTHORIZED TO VOTE, IN THIER DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.




                 Please vote, sign and date this proxy card and
                      return it in the enclosed envelope.

999 999 999 999 9    <--

AIM SELECT REAL ESTATE INCOME FUND ("FUND")          PROXY SOLICIATED BY THE BOARD OF TRUSTEES
(COMMON SHARES)                                       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                                                        TO BE HELD MAY 9, 2005

The undersigned appoints Mark H. Williamson, Robert H. Graham and Kevin M. Carome, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on reverse, at the Annual Meeting of Shareholders on May 9, 2005, at 1:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

[X]   Please mark
      votes as in
      this example.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.


1. ELECTION OF TRUSTEES

                                                                                             FOR       AGAINST   ABSTAIN
Nominees:  (1) Albert R. Dowden           2. Ratification of the Audit Committee's           [ ]         [ ]       [ ]
           (2) Robert H. Graham              appointment of PricewaterhouseCoopers
           (3) Gerald J. Lewis               LLP as Independent Auditors.
           (4) Mark H. Williamson

     FOR         --------         --------   WITHHOLD
     ALL                                     FROM ALL
   NOMINEES                                  NOMINEES
                 --------         --------


     FOR         --------
     ALL
    EXCEPT
                 --------   --------------------------------------

NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the space provided.





PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJUOURNMENT OR POSTPONEMENT THEREOF.





NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity


Signature:                                Date:
          ------------------------------       --------------------

Co-owner Signature:                                 Date:
                    ------------------------------       ------------------





                 Please vote, sign and date this proxy card and
                      return it in the enclosed envelope.